Debt Obligations	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Debt Obligations
5. DEBT OBLIGATIONS
As of December 31, 2012, the Company’s total debt was $1.96 billion, with $72 million included in short term borrowings and $1.89 billion included in long term debt, as follows:

In millions	December 31, 2012	December 31, 2011
Senior Secured Credit Facility:
Term loan facility	$850	$700
Revolving credit facility	—	140
5.00% Senior Notes due July 15, 2022	600	—
4.625% Senior Notes due February 15, 2021	500	—
Other	13	13
Total debt	$1,963	$853

Senior Secured Credit Facility In August 2011, the Company entered into a five-year senior secured credit facility (the Senior Secured Credit Facility) with JPMorgan Chase Bank, N.A. (JPMCB), as administrative agent, and a syndicate of lenders to borrow up to $1.4 billion. The Senior Secured Credit Facility consists of a term loan facility in an aggregate principal amount of $700 million and a revolving credit facility in an aggregate principal amount of $700 million. On August 22, 2012, we entered into an Incremental Facility Agreement with and among the lenders party thereto and JPMCB, as administrative agent. The Incremental Facility Agreement relates to, and was entered into pursuant to, the Senior Secured Credit Facility, amended as of December 21, 2011 and as amended and restated as of August 22, 2012, with and among the lenders party thereto and JPMCB, as the administrative agent (the Second Amendment). The Incremental Facility Agreement supplemented the amounts available to us by $300 million by establishing a $150 million new tranche of term loan commitments and a $150 million new tranche of revolving loan commitments, bringing the total sum available under the Second Amendment and the Incremental Facility Agreement to $1.7 billion.

As of December 31, 2012, the outstanding balance under the term loan facility, was $850 million, with $70 million included in short term borrowings and $780 million included in long term debt, and the outstanding balance under the revolving credit facility was zero. The revolving credit facility also allows a portion of the availability to be used for outstanding letters of credit, and as of December 31, 2012, outstanding letters of credit totaled approximately $17 million.

Of the outstanding principal balance of the term loan facility, $700 million is required to be repaid in quarterly installments of $17.5 million beginning March 31, 2013, with the balance of $455 million being due in August 2016, and $150 million is required to be repaid in quarterly installments of $3.75 million beginning March 31, 2014, with the balance of $97.5 million being due in August 2017. Borrowings under the revolving portion of the credit facility are due in August 2016 or, in the case of the Incremental Facility, in August 2017. Amounts outstanding under the Senior Secured Credit Facility bear interest, at the Company's option, at a base rate equal to the highest of (i) the federal funds rate plus 0.50%, (ii) the administrative agent's “prime rate” and (iii) the one-month LIBOR rate plus 1.00% (the Base Rate) or LIBOR, plus a margin ranging from 0.25% to 1.50% for Base Rate-based loans that are either term loans or revolving loans and ranging from 1.25% to 2.50% for LIBOR-based loans that are either term loans or revolving loans, depending on the Company's consolidated leverage ratio. The terms of the Senior Secured Credit Facility also require certain other fees and payments to be made by the Company.

The Company's obligations under the Senior Secured Credit Facility are guaranteed by certain of its wholly-owned domestic subsidiaries. The Senior Secured Credit Facilities and these guarantees are secured by a first priority lien and security interest in certain equity interests owned by the Company and the guarantor subsidiaries in certain of their respective domestic and foreign subsidiaries. These security interests would be released if the Company achieves an “investment grade” rating, and would remain released so long as the Company maintained that rating.

The Senior Secured Credit Facility and the indentures for our senior unsecured notes include affirmative and negative covenants that restrict or limit the ability of the Company and its subsidiaries to, among other things, incur indebtedness; create liens on assets; engage in certain fundamental corporate changes or changes to the Company's business activities; make investments; sell or otherwise dispose of assets; engage in sale-leaseback or hedging transactions; repurchase stock, pay dividends or make similar distributions; repay other indebtedness; engage in certain affiliate transactions; or enter into agreements that restrict the Company's ability to create liens, pay dividends or make loan repayments. The Senior Secured Credit Facility also includes financial covenants that require us to maintain:

•
a consolidated leverage ratio on the last day of any fiscal quarter, not to exceed (i) in the case of any fiscal quarter ending prior to December 31, 2013, (a) the sum of (x) 3.50 and (y) an amount (not to exceed 1.00) to reflect new debt used to reduce NCR's unfunded pension liabilities, to (b) 1.00, (ii) in the case of any fiscal quarter ending on or after December 31, 2013 and prior to December 31, 2015, (a) the sum of (x) 3.25 and (y) an amount (not to exceed 1.00) to reflect new debt used to reduce NCR's unfunded pension liabilities, to (b) 1.00, and (iii) in the case of any fiscal quarter ending on or after December 31, 2015 3.50 to 1.00; and

•
an interest coverage ratio of at least (i) 3.50 to 1.00, in the case of any four consecutive fiscal quarters ending prior to December 31, 2013, and (ii) 4.00 to 1.00, in the case of any four consecutive fiscal quarters ending on or after December 31, 2013.

Taking into account new debt used to reduce the Company's unfunded pension liabilities, the current maximum consolidated leverage ratio under the Senior Secured Credit Facility is 4.50 to 1.00.

The Senior Secured Credit Facility also contains events of default, which are customary for similar financings. Upon the occurrence of an event of default, the lenders may, among other things, terminate the loan commitments, accelerate all loans and require cash collateral deposits in respect of outstanding letters of credit.

The Company may request, at any time and from time to time, but the lenders are not obligated to fund, the establishment of one or more term loans and/or revolving credit facilities, the proceeds of which can be used for working capital requirements and other general corporate purposes. On February 5, 2013, the Company entered into a third amendment to the Senior Secured Credit Facility that modified the maximum aggregate commitments with respect to such incremental facilities. See Note 16, "Subsequent Events," for additional information.

In connection with the Senior Secured Credit Facility, the Company deferred approximately $29 million of debt issuance costs in 2011, which are being amortized to interest expense over the life of the debt. The Second Amendment and Incremental Facility Agreement were considered modifications, not extinguishments of our credit facility, and therefore the unamortized debt issuance costs continue to be deferred. In connection with the Second Amendment and Incremental Facility Agreement, the Company deferred an additional $3 million of debt issuance costs in 2012, which are being amortized to interest expense over the life of the new debt.

Senior Notes On September 17, 2012, the Company issued $600 million aggregate principal amount of 5.00% senior unsecured notes due in 2022 (the "5.00% Notes"). These 5.00% Notes were sold at 100% of the principal amount and will mature on July 15, 2022. On December 18, 2012, the Company issued $500 million aggregate principal amount of 4.625% senior unsecured notes due in 2021 (the "4.625% Notes"). The 4.625% Notes were sold at 100% of the principal amount and will mature on February 15, 2021. These 5.00% and 4.625% Notes are unsecured senior obligations of the Company and are guaranteed, on an unsecured senior basis, by our subsidiaries, NCR International, Inc. and Radiant Systems, Inc., which also guarantee our obligations under the Senior Secured Credit Facility.

We have the option to redeem the 5.00% Notes, in whole or in part, at any time on or after July 15, 2017, at a redemption price of 102.5%, 101.667%, 100.833% and 100% during the 12-month periods commencing on July 15, 2017, 2018, 2019 and 2020 and thereafter, respectively, plus accrued and unpaid interest to the redemption date. Prior to July 15, 2017, we may redeem the 5.00% Notes, in whole or in part, at a redemption price equal to 100% of the principal amount plus a make-whole premium and accrued and unpaid interest to the redemption date. Prior to July 15, 2015, we may redeem the 5.00% Notes in an aggregate principal amount not to exceed 35% of the aggregate principal amount of the notes originally issued at a redemption price of 105% plus accrued and unpaid interest to the redemption date, with the net cash proceeds from one or more qualified equity offerings under certain further requirements.

We have the option to redeem the 4.625% Notes, in whole or in part, at any time on or after February 15, 2017, at a redemption price of 102.313%, 101.156% and 100% during the 12-month periods commencing on February15, 2017, 2018 and 2019 and thereafter, respectively, plus accrued and unpaid interest to the redemption date. Prior to February 15, 2017, we may redeem the 4.625% Notes, in whole or in part, at a redemption price equal to 100% of the principal amount plus a make-whole premium and accrued and unpaid interest to the redemption date. Prior to February 15, 2016, we may redeem the 4.625% Notes in an aggregate principal amount not to exceed 35% of the aggregate principal amount of the notes originally issued at a redemption price of 104.625% plus accrued and unpaid interest to the redemption date, with the net cash proceeds from one or more qualified equity offerings under certain further requirements.

The terms of the indenture for these notes limit the ability of the Company and certain of its subsidiaries to, among other things, incur additional debt or issue redeemable preferred stock; pay dividends or make certain other restricted payments or investments; incur liens; sell assets; incur restrictions on the ability of our subsidiaries to pay dividends to us; enter into affiliate transactions; engage in sale and leaseback transactions; and consolidate, merge, sell or otherwise dispose of all or substantially all of our assets. These covenants are subject to significant exceptions and qualifications. For example, if these notes are assigned an investment grade rating by Moody's or S&P and no default has occurred or is continuing, certain covenants will be terminated.

In connection with the issuances of the 5.00% Notes and the 4.625% Notes, the Company entered into registration rights agreements with J.P. Morgan Securities LLC as representative of the initial purchasers of the applicable notes, and NCR International, Inc. and Radiant Systems, Inc. in their capacities as subsidiary guarantors. Each registration rights agreement requires the Company and the subsidiary guarantors, at their cost, to among other things:

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use their commercially reasonable efforts to file a registration statement on an appropriate registration form with respect to a registered offer to exchange the notes for new notes that are guaranteed by the guarantors with terms substantially identical in all material respects to the notes (except that the exchange notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate);

•	use their commercially reasonable efforts to cause the registration statement to become effective under the Securities Act of 1933, as amended; and

•	promptly after the applicable registration statement is effective, commence an exchange offer.

In addition, under certain circumstances, the Company and the subsidiary guarantors may be required to file shelf registration statements to cover sales of the notes by their holders.

If the Company and the subsidiary guarantors do not comply with their registration statement and exchange offer obligations under a registration rights agreement, then additional interest shall accrue on the principal amount of the notes that are registrable securities (as defined in each registration rights agreement) at a rate of 0.25% per annum for the first 90-day period beginning on the day immediately following such registration default (which rate will be increased by an additional 0.25% per annum for each subsequent 90-day period that such additional interest continues to accrue, provided that the rate at which such additional interest accrues may in no event exceed 1.00% per annum).

This summary of the provisions of the registration rights agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the registration rights agreement.

Additionally, in connection with the 5.00% Notes and the 4.625% Notes, the Company deferred approximately $10 million and $7 million of debt issuance costs, respectively, which are being amortized to interest expense over the life of the debt.

Debt Maturities – Maturities of long-term debt outstanding, in principal amounts, at December 31, 2012 are summarized below:

		For the years ended December 31
In millions	Total	2013	2014	2015	2016	2017	Thereafter
Debt maturities	$1,963	$72	$86	$86	$505	$106	$1,108

Fair Value of Debt – The fair value of debt is based on a discounted cash flow model that incorporates a market yield curve based on the Company’s credit rating with adjustments for duration. As of December 31, 2012 and 2011, the fair value of debt was $1.97 billion and $855 million, respectively.